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                                                                 EXHIBIT 10.4(a)

                                 BILL OF SALE
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        (SEMA: Dickerson; Morgantown; RR Spur; Production Service Center)


           THIS BILL OF SALE is made as of DECEMBER 19, 2000, by POTOMAC ELECTRIC POWER COMPANY, a District of Columbia and Virginia corporation ("Seller"), for the benefit of SOUTHERN ENERGY MID-ATLANTIC, LLC, a Delaware limited liability company ("Buyer").

                             W I T N E S S E T H:

           WHEREAS, Seller and Southern Energy, Inc. ("SEI") are parties to that certain Asset Purchase and Sale Agreement, dated as of June 7, 2000 (as amended, supplemented or otherwise modified from time to tune, the "Asset Sale Agreement"); and

           WHEREAS, SEI assigned to Buyer, and Buyer assumed, certain of SEI's rights under the Asset Sale Agreement, including, without limitation, SEI's right to purchase those certain assets to be conveyed by Seller pursuant to the Asset Sale Agreement that constitute tangible personal property and are located on the land legally described on Exhibit A attached hereto and made a part
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hereof including, but not limited to, those assets described on Exhibit B
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attached hereto and made a part hereof (the "Auctioned Assets"); and

           WHEREAS, pursuant to the Asset Sale Agreement, Seller has agreed to sell, assign, convey, transfer and deliver all of its right, title and interest in and to the Auctioned Assets to Buyer, and Buyer has agreed to purchase, assume and acquire such Auctioned Assets from Seller; and

           WHEREAS, pursuant to the Asset Sale Agreement, Seller has entered into this Bill of Sale as evidence of such conveyance to Buyer.

           NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller hereby agrees as follows:

           1. Defined Terms. Capitalized terms which are used but not defined in
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this Bill of Sale shall have the meaning ascribed to such terms in the Asset
Sale Agreement.

           2. Assignment. Seller does hereby sell, assign, convey, transfer and
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deliver to Buyer all of Seller's right, title and interest in and to all of the
Auctioned Assets.

           3. Retained Assets Not Assigned. Notwithstanding anything expressed
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herein to the contrary, the Retained Assets are specifically excluded from the
Auctioned Assets and shall be retained by Seller following the Closing Date.

           4. Disclaimers. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES
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EXPRESSLY SET FORTH IN ARTICLE V OF THE ASSET SALE AGREEMENT, THE AUCTIONED
ASSETS ARE BEING SOLD AND TRANSFERRED "AS IS, WHERE IS", AND SELLER IS NOT
MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES
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WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING SUCH AUCTIONED ASSETS
(INCLUDING ANY RELATING TO LIABILITIES, OPERATIONS OF THE GENERATING FACILITIES, CONDITION, VALUE OR QUALITY OF THE AUCTIONED ASSETS OR THE PROSPECTS (FINANCIAL OR OTHERWISE), RISKS OR OTHER INCIDENTS OF THE AUCTIONED ASSETS) OR WITH RESPECT TO THE ASSET SALE AGREEMENT OR THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE AUCTIONED ASSETS, OR ANY PART THEREOF, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, OR COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS, OR THE APPLICABILITY OF ANY GOVERNMENTAL REQUIREMENTS, INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL LAWS, OR WHETHER SELLER POSSESSES SUFFICIENT REAL PROPERTY OR PERSONAL PROPERTY TO OPERATE THE AUCTIONED ASSETS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
SECTION 5.10 OF THE ASSET SALE AGREEMENT, SELLER FURTHER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY REGARDING THE ABSENCE OF HAZARDOUS SUBSTANCES OR LIABILITY OR POTENTIAL LIABILITY ARISING UNDER ENVIRONMENTAL LAWS WITH RESPECT
TO THE AUCTIONED ASSETS, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY BUYER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE INFORMATION SET FORTH IN, OR CONTEMPLATED BY,
THE INFORMATION MEMORANDUM.

           5. Binding Effect Assignment. This Bill of Sale and all of the
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provisions hereof shall be binding upon Seller and its successors and permitted assigns and shall inure to the benefit of Buyer and its successors and permitted assigns.

           6. No Third Party Beneficiary. Nothing in this Bill of Sale is
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intended to confer upon any other person except Buyer and Seller any rights or remedies hereunder or shall create any third party beneficiary rights in any person.

           7. Governing Law. This Bill of Sale shall be governed by and
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construed in accordance with the laws of the District of Columbia (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

           8. Construction. This Bill of Sale is delivered pursuant to and is
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subject to the terms of the Asset Sale Agreement. In the event of any conflict or ambiguity between the terms of the Asset Sale Agreement and the terms of this Bill of Sale, the terms of the Asset Sale Agreement shall control.


                            [Signature Page Follows]
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           IN WITNESS WHEREOF, this Bill of Sale has been duly executed and delivered by Seller as of the date first above written.

                                            POTOMAC ELECTRIC POWER COMPANY

                                            By /s/ Mary Sharpe-Hayes
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                                            Name: Mary Sharpe-Hayes
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                                            Title:
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